Exhibit T3A2

Docket Statement (Changes)

DSCB:15-134B

Appalachian Water Services, LLC

Section A.

Other: A member’s interest in the company is to evidenced by a certificate of membership interest.

Entity #: 3811453
Date Filed: 05/19/2008
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Certificate of Organization
Domestic Limited Liability Company
(15 Pa.C.S. § 8913)

Name
Watson Mundorff Brooks & Sepic, LLP
Address
720 Vanderbilt Road

City	State	Zip Code
Connellsville	PA	15425-6218

Document will be returned to the name and address you enter to the left. ⇐

Commonwealth of Pennsylvania
CERTIFICATE OF ORGANIZATION 3 Page(s)

T0814067043

Fee: $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company *(designator is required, i.e., "company", "limited" or "limited liability company" or abbreviation)*:
Appalachian Water Services, LLC

2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
2611 Memorial Boulevard	Connellsville	PA	15425	Fayette

(b) Name of Commercial Registered Office Provider — County
c/o:

3. The name and address, including street and number, if any, of each organizer is *(all organizers must sign on page 2)*:

Name	Address
Terrance C. Shallenberger, Jr.	2611 Memorial Boulevard Connellsville, PA 15425

PA DEPT. OF STATE
MAY 19 2008

DSCB:15-8913-2

4. *Strike out if inapplicable term* [illegible — overtyped with X's]

5. *Strike out if inapplicable:* [illegible — overtyped with X's].

6. The specified effective date, if any is:____________________.   month date year hour, if any

7. *Strike out if inapplicable:* [illegible — overtyped with X's]   ____   ____

8. For additional provisions of the certificate, if any, attach an 8½ x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this   2nd day of May, 2008.
____________________   Signature
____________________   Signature
____________________   Signature

Entity #: 3811453
Date Filed: 10/13/2009
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Certificate of Amendment-Domestic

(15 Pa.C.S.)

☐ Limited Partnership (§ 8512)
☑ Limited Liability Company (§ 8951)

Name
Watson Mundorff Brooks & Sepic, LLP
Address
720 Vanderbilt Road
City: Connellsville State: PA Zip Code: 15425-6218

Document will be returned to the name and address you enter to the left.
⇐

Commonwealth of Pennsylvania
LIMITED LIABILITY AMENDMENT 4 Page(s)

T0928764099

Fee: $70

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:
Appalachian Water Services, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: May 5, 2008

3. *Check, and if appropriate complete, one of the following:*

☑ The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

A member's interest in the company is to be evidenced by a certificate of membership interest.

☐ The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. *Check, and if appropriate complete, one of the following:*

☑ The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

☐ The amendment shall be effective on:________ at______.
Date Hour

PA DEPT. OF STATE

OCT 13 2009

5. *Check if the amendment restates the Certificate of Limited Partnership/Organization:*

☑ The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

8th day of October, 2009

Appalachian Water Services, LLC

Name of Limited Partnership/Limited Liability Company

Signature

Title